Exhibit 32

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Alliance Imaging, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)          the accompanying Annual Report on Form 10-K/A of the Company for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2005

/s/ Paul S. Viviano
Paul S. Viviano
Chairman of the Board and
Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Alliance Imaging, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)          the accompanying Annual Report on Form 10-K/A of the Company for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2005

/s/ R. Brian Hanson
R. Brian Hanson
Executive Vice President and
Chief Financial Officer